                                                                    Exhibit 10.6


                     INSIGHT HEALTH SERVICES HOLDINGS CORP.
                             2001 STOCK OPTION PLAN

         InSight Health Services Holdings Corp., a Delaware corporation (the "Company"), sets forth herein the terms of the InSight Health Services Holdings Corp. 2001 Stock Option Plan (the "Plan") as follows:

1.       PURPOSE

         The Plan is to replace all of the stock option plans maintained by InSight Health Services Corp. (the "Seller") prior to the consummation of the merger (the "Merger") contemplated in the Agreement and Plan of Merger, dated as of June ___, 2001, by and among the Company, JWCH Merger Corp. and the Seller (the "Merger Agreement"), and to provide incentives for the individuals who receive stock options hereunder to maximize the growth and success of the Company and its subsidiaries.

2.       ADMINISTRATION

         The Plan shall be administered by the Board of Directors ("Board") of the Company, unless and to the extent the Board determines to delegate the administration of the Plan to the Compensation Committee ("Committee") of the Board. The Board shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option Agreement (as defined below) entered into hereunder, and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any option granted pursuant to the Plan (the "Option") or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final, binding and conclusive.

3.       STOCK SUBJECT TO THE PLAN

         The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, par value $0.001 per share, of the Company ("Common Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate [175,990] shares, which number of shares is subject to adjustment as hereinafter provided in Section 13 below.

4.       GRANT OF OPTIONS

         Subject to the terms and conditions hereof, as of the Effective Time (as defined in the Merger Agreement), the individuals listed on Exhibit A hereto (each an "Optionee") shall receive the number of options set forth opposite their name on such list.

5.       EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan shall be effective as of the Effective Time and shall continue in effect for a term of ten (10) years from such date (the "Term"). Any Options outstanding under the Plan on such date shall continue to be exercisable pursuant to their terms, except as otherwise provided herein.

6.       OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by an Option Agreement in the form attached hereto as Exhibit B (the "Option Agreement").

7.       OPTION PRICE

         The exercise price of each share of Common Stock subject to an Option (the "Option Price") shall be as set forth on Exhibit A attached hereto.

8.       EXERCISE OF OPTIONS

         (a) Option Exercise. Each Option shall be exercisable, in whole or in part, at any time and from time to time during the Term, by delivering written notice to the Company on any business day, at its principal office, addressed to the attention of the Corporate Secretary, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) with the consent of the Board, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value (as defined below) on the date of exercise; or (iii) by such other method or methods as the Board may from time to time authorize. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Common Stock covered thereby, the individual exercising the Option (the "Optionee") shall be entitled to the issuance of a Common Stock certificate or certificates evidencing the Optionee's ownership of such shares. Not later than the Effective Time, each Optionee shall execute the stockholders agreement by and among the Company and the stockholders named therein (the "Stockholders Agreement"), and pursuant thereto, the Option and the Common Stock underlying the Option shall be subject to the terms of the Stockholders Agreement. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to the Optionee, and except as provided in Section 13 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance. "Fair Market Value" means the value of each share of Common Stock, as determined by the Board in good faith.

         (b) Withholding. The Company shall have the right to withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the exercise of the Options. Subject to the consent of the Board which may be withheld in its sole and absolute discretion, and to the extent permissible under applicable tax, securities, and other laws, an Optionee may
(a) have shares of Common Stock otherwise issuable to the Optionee hereunder withheld, or (b) tender to the Company previously acquired shares of Common Stock, having a Fair Market Value sufficient to satisfy all or part of the Optionee's federal, state and local tax obligations associated with the exercise of the Options.

9.       TRANSFERABILITY OF OPTIONS

         During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in section 414 of the Internal Revenue Code of 1986, as amended (the "Code"), and no Option shall be pledged or hypothecated (by operation of law or otherwise), or subject to execution, attachment or similar process.

10.      TERMINATION OF EMPLOYMENT

         Upon the termination of the employment of an Optionee for any reason, any Option granted to an Optionee pursuant to the Plan shall terminate on the earlier to occur of (i) the expiration of the Term and (ii) a Change in Control (as defined below). For purposes hereof, a "Change in Control" shall be deemed to have occurred if (i) any person, or any two or more persons acting as a group, and all affiliates of such person or persons (a "Group"), who prior to such time beneficially owned less than 50% of the then outstanding capital stock of the Company, shall acquire shares of the Company's capital stock in one or more transactions or series of transactions, including by merger, and after such transaction or transactions such person or Group and affiliates beneficially own 50% or more of the Company's outstanding capital stock, or (ii) the Company shall sell all or substantially all of its assets to any Group which, immediately prior to the time of such transaction, beneficially owned less than 50% of the then outstanding capital stock of the Company.

11.      REQUIREMENTS OF LAW

         Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933, as amended (the "1933 Act"), upon exercise of any Option, unless a registration statement under the 1933 Act is in effect with respect to the shares of Common Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under the 1933 Act. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act, provided that the Company will use its reasonable best efforts to comply with any available exemption from registration and qualification of the shares of Common Stock that may be acquired under the Option, pursuant to applicable federal and state securities laws.

12.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend or terminate the Plan, provided that no such amendment or termination may adversely affect any rights or obligations under any Option theretofore granted under the Plan, without the consent of the holder of any such Option.

13.      EFFECT OF CHANGES IN CAPITALIZATION

         (a) Changes in Common Stock. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease affecting such outstanding shares generally that is effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kind of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Board. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate ownership interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

         (b) Reorganization in Which the Company Is the Surviving Corporation. If the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

         (c) Reorganization in Which the Company Is Not the Surviving Corporation; Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80% or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and Option Prices, to preserve the then excess, if any, of the aggregate Fair Market Value of the shares subject to Options over the purchase price for the shares under the Options, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

         (d) Adjustments. Adjustments under this Section 13 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         (e) No Limitations on the Company. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets. In addition, the Options hereunder, including the effect of this Section 13, are subject to the Stockholders Agreement among the Company and its stockholders.

14.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or any subsidiary of the Company, or to interfere in any way with the right and authority of the Company or any subsidiary of the Company either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any subsidiary of the Company.

15.      GOVERNING LAW

         The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of the State of Delaware, other than the choice of law rules thereof.

16.      HEADINGS

         The headings herein are for convenience only and shall not be used in interpreting the Plan.

                                    EXHIBIT A


Name                    Number of Options Granted      Option Price
----                    -------------------------      ------------
Steven T. Plochocki              52,500                    $8.37

Thomas V. Croal                  52,500                    $8.37

Michael A. Boylan                46,990                    $8.37

Michael S. Madler                24,000                    $8.37

                                    EXHIBIT B

                     INSIGHT HEALTH SERVICES HOLDINGS CORP.
                             2001 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

            AGREEMENT is dated as of June __, 2001 between InSight Health Services Holdings Corp., a Delaware corporation ("Company"), and
____________________ ("Optionee"). This Agreement shall become effective as of the Effective Time.

            The stockholders and the Board of Directors of the Company ("Board") have adopted the InSight Health Services Holdings Corp. 2001 Stock Option Plan ("Plan") of the Company for the purpose of advancing the interests of the Company by providing certain individuals with an opportunity to develop a proprietary interest in the Company, which will thereby create strong performance incentives for such individuals to maximize the growth and success of the Company and its subsidiaries and will encourage such individuals to remain in the employ of the Company or any of its subsidiaries.

            The Optionee is a full time employee of the Company or its subsidiaries, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the grant by the Company of a stock option to the Optionee.

            NOW, THEREFORE, it is hereby agreed as follows:

            1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to the Optionee, as of the Effective Time, a stock option ("Option") to purchase up to _____ shares ("Option Shares") of the common stock, par value $0.001 per share, of the Company ("Common Stock") from time to time during the Option Period at the price of $8.37 per share ("Option Price").

            2. Option Period. The Option shall be exercisable only during the Option Period. In addition, upon the Expiration Date, the Option shall cease to be exercisable and have no further force or effect whatsoever.

            3. Vesting and Exercisability. The Option shall be vested and exercisable as of the Effective Time.

            4. Termination of Employment. Upon termination of the Optionee's employment with the Company, the Option granted herein shall be treated in accordance with the Plan.

            5. Timing and Method of Exercise. In order to exercise the Option with respect to all or any part of the Option Shares for which the Option is at the time exercisable, the Optionee (or in the case of exercise after the Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must comply with the provisions of Section 8 of the Plan. A form of exercise notice is attached hereto as Exhibit A.

            6. Termination of Existing Options. Immediately prior to the Effective Time, the stock options set forth on Exhibit B granted to the Optionee pursuant to any of the Company's stock option plans and any stock option agreement entered into in connection therewith shall be terminated in their entirety and be of no further force and effect. In addition, the Optionee irrevocably waives any and all rights and benefits the Optionee has thereunder.

            7. Stockholders Agreement. Not later than the Effective Time, the Optionee hereby agrees to execute the stockholders agreement by and among the Company and the parties named therein (the "Stockholders Agreement"), and pursuant thereto, the Option and the Common Stock underlying the Option shall be subject to the terms of the Stockholders Agreement.

            8. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, devisees, legal representatives and permitted assigns, in each case, subject to the Stockholders Agreement, of the Optionee and the successors and assigns of the Company.

            9. Liability of the Company. The inability of the Company, despite its best efforts, to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Company of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

            10. Construction. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan.

            11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

            12.   Warranties and Obligations of the Optionee.

                  (a) The Optionee represents, warrants and agrees that the Optionee will acquire and hold the Option Shares for the Optionee's own account for investment and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with federal and state securities laws, and that the Optionee will not, at any time or times, directly or indirectly, offer, sell, distribute, pledge or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any Option Shares (or solicit an offer to buy, take in pledge or otherwise acquire or receive, all or any portion thereof), except pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended ("1933 Act"), which Registration Statement has become effective and is current with respect to the shares being offered or sold, or
(ii) a specific exemption from the registration requirements of the 1933 Act, the availability of which exemption shall be the subject matter of an opinion of counsel reasonably acceptable to the Company that no registration under the 1933 Act is required with respect to such offer, sale, distribution, pledge, grant or other disposition or transfer.

                  (b) The Optionee acknowledges that the Optionee understands that (i) the Option has been granted and the shares to be sold to the Optionee upon exercise of the Option will be sold to the Optionee pursuant to an exemption from the registration requirements in the 1933 Act until such time as the Company shall file a Registration Statement under the 1933 Act which has become effective and is current with respect to the shares being offered or sold and in this connection the Company is relying in part on the representations set forth in this Agreement; (ii) such shares must be held indefinitely unless they are registered or an exemption from registration becomes available under the 1933 Act and the securities laws of any state; (iii) the Company is under no obligation to register such shares or to comply with any exemption from such registration, including those portions of Rule 144 under the 1933 Act to be complied with by the Company; (iv) if Rule 144 is available for sales of such shares, and there is no assurance that the Optionee will ever be able to sell under Rule 144, such sales in reliance upon Rule 144 may be made only after the shares have been held for the requisite holding period and then only in limited amounts in accordance with the conditions of that Rule, all of which must be met; and (v) the Optionee must, therefore, continue to bear the economic risks of the investment in such shares for an indefinite period of time after the exercise of the Option.

                  (c) The Optionee acknowledges that the Optionee has had the opportunity to ask questions of, and receive answers from, the officers and representatives of the Company concerning all material information concerning the Company and the terms and conditions of the transactions in which the Optionee is acquiring the Option and may subsequently acquire Option Shares. The Optionee further acknowledges that the Optionee understands that the Company may use the proceeds from the exercise of the Option for general corporate purposes.

                  (d) Immediately prior to the exercise of all or any portion of the Option, the Optionee shall deliver to the Company a signed statement, in a form satisfactory to the Company, confirming that each of the representations, warranties, acknowledgments and agreements contained in this Section is true as to the Optionee as of the date of such exercise.

                  (e) The Optionee understands that all certificates representing shares transferred pursuant to this Agreement, unless made pursuant to an appropriate Registration Statement under the 1933 Act, will bear the following restrictive legend:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred or hypothecated without prior registration under said Act or an exemption therefrom established to the satisfaction of the issuer."

                  (f) If the legal counsel of the Company, at the request of the Company, advises it that registration under the 1933 Act of the shares deliverable upon the exercise of the

Option is required prior to delivery thereof, or that listing of such shares on any exchange is required prior to delivery thereof, the Company shall not be required to issue or deliver such shares unless and until such legal counsel shall advise that such registration and/or listing has been completed and is then effective, or is not required.

            13. Severability. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

            14. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. For purposes of interpreting this Agreement, the following definitions shall also apply:

                  (a) "Effective Time" shall have the meaning set forth in the Agreement and Plan of Merger, by and among InSight Health Services Holdings Corp., JWCH Merger Corp. and InSight Health Services Corp.

                  (b) "Expiration Date" means, unless earlier terminated pursuant to the terms of this Agreement or the Plan, the day immediately preceding the tenth anniversary of the Effective Time.

                  (c) "Option Period" means the period commencing at the Effective Time and, unless earlier terminated in accordance with Section 4, ending on the close of business on the Expiration Date.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf and the Optionee has also executed this Agreement in duplicate, all as of the date first above written.


                                         INSIGHT HEALTH SERVICES HOLDINGS
                                         CORP.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         OPTIONEE


                                         ----------------------------------

                                    EXHIBIT A

                      Form of Stock Option Exercise Notice


Optionee Information:

Name:    __________________         Social Security Number:   ____ - ___ - _____


Address: __________________        Employee Number:           __________________

         __________________


Option Information:

Date of Grant of Option:  __________________

Exercise Price per Share: $ 8.37

Total number of shares of Common Stock of the
Company covered by the Option:   _________ shares


Exercise Information:

Number of shares of Common Stock of the Company for which Option is being exercised now:

           _______   (hereinafter referred to as "Purchased Shares")

Form of payment enclosed (CHECK ALL THAT APPLY):

/ /      Check for $ _____ made payable to InSight Health Services Holdings
         Corp.

/ / Certificate(s) for ___ shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date when this notice is received by the Company.)

/ / Attestation Form covering _____ shares of Common Stock of the Company (These shares will be valued as of the date when this notice is received by the Company.)

Names in which the Purchased Shares should be registered (YOU MUST CHECK ONE):

/ /      In my name only

/ / In the name of my spouse and myself as joint tenants with the right of survivorship. My spouse's name is: ___________________. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

The certificate(s) of the Purchased Shares shall be sent to the following address:

         ____________________

         ____________________

         ____________________


I hereby acknowledge that I am acquiring the Purchased Shares subject to all terms and conditions of the InSight Health Services Holdings Corp. 2001 Stock Option Plan Stock Option Agreement dated June ___, 2001.




                                            ______________, ___________
                                            Place                 Date



                                            ___________________________
                                            Name:

                                    EXHIBIT B





     Plan               Number of Options Terminated          Option Price
     ----               ----------------------------          ------------
